Hondo Oil & Gas Company
                                 10375 Richmond Avenue
                                 Houston, Texas 77042


                                                    As of December 18, 1997


       London Australian & General
         Property Company Limited
       4 Grosvenor Place
       London, England SW1X 7Dl

       Dear Sirs:

            This Agreement is entered into by and among Hondo Oil & Gas Company, a Delaware corporation ("Hondo"), Via Verde Development
       Company, a California corporation, Newhall Refining Co., Inc., a Delaware corporation, and London Australian & General Property Company Limited, a United Kingdom corporation ("LAGP"), with reference to:

            (a) Note Purchase Agreement dated November 28, 1988, between Pauley Petroleum Inc. (now Hondo) and Thamesedge, Ltd. ("Thamesedge"), as amended (the "Thamesedge Note Purchase Agreement"), and Note dated November 30, 1988, for $75,000,000 from Pauley Petroleum Inc. to Thamesedge (the "Thamesedge Note"); and

            (b) Amended and Restated Letter Agreement dated December 20, 1991, between Hondo and Lonrho Plc ("Lonrho"), as amended (the "Lonrho Loan Agreement"), and Notes dated September 1, 1991, for $10,000,000, dated November 1, 1991, for $9,000,000, and dated December 20, 1991, for $13,000,000, from Hondo to Lonrho Plc (the "Lonrho Notes").

            On December 17, 1993, Hondo and Thamesedge and Lonrho, predecessors in interest to LAGP, entered into a Letter Agreement with respect to the Thamesedge Note Purchase Agreement, the Thamesedge Note, the Lonrho Loan Agreement and the Lonrho Notes. Pursuant to Section 7 of that Letter Agreement, Thamesedge and Lonrho agreed that the Thamesedge Note and Lonrho Notes would be subordinated in right of payment to the prior payment in full of certain obligations of Hondo.

            This letter will serve to confirm that Section 7 of said Letter Agreement was inadvertently included in said Letter Agreement and in consideration for the extension of certain credit and the extension of the maturity of obligations of the undersigned to LAGP, Section 7 is hereby terminated.

                                           Very truly yours,

                                           HONDO OIL & GAS COMPANY


                                           By: /s/ John J. Hoey
                                               -------------------------------
                                                John J. Hoey, President

                                           VIA VERDE DEVELOPMENT COMPANY




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                                           By: /s/ John J. Hoey
                                               -------------------------------
                                                John J. Hoey, President

                                           NEWHALL REFINING CO., INC.


                                           By: /s/ John J. Hoey
                                               -------------------------------
                                                John J. Hoey, President


        Confirmed and accepted as of the date first above written:

        LONDON AUSTRALIAN & GENERAL
        PROPERTY COMPANY LIMITED


        By: /s/ R. E. Whiiten
            --------------------------------
             R. E. Whitten, Director








































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